Exhibit 10.1

SUBSCRIPTION AGREEMENT

This subscription agreement (this “Subscription Agreement”) is made as of March ___, 2017, by and between the investor identified on the signature pages hereto (“Investor”) and XBiotech, Inc., a British Columbia corporation (the “Company”), and the parties hereto agree as follows:

1.       Subscription

(a)       The Company has authorized the sale and issuance to the Investor and certain other investors (the “Other Investors”) of up to an aggregate of ____________ common shares (each, a “Share” and collectively, the “Shares”), no par value, for a purchase price of $____ per Share (the “Purchase Price”).

(b)       The offering and sale of the Shares (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (File No. 333-213218), as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act (as defined in Section 2(b) below) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”), including the prospectus contained therein dated September 1, 2016 (the “Base Prospectus”); (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act (as defined below)) that have been or will be filed, if required, with the Commission and delivered to the Investor on or before the date hereof, containing certain supplemental information regarding the terms of the Offering and the Company; and (iii) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Investor and will be filed with the Commission. The Prospectus, together with the documents incorporated by reference therein, are collectively referred to herein as the “Disclosure Package.”

(c)       The Investor agrees to purchase from the Company the number of Shares set forth on the signature pages hereto for the aggregate Purchase Price set forth below on the signature pages hereto on or before 6 p.m. Central Time on Friday, March 3rd, 2017 (the “Commitment Date”), otherwise the Company shall have the option to terminate this Subscription Agreement.

(d)       At the Closing (as defined in Section 2(a) below), the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, upon the terms and conditions set forth herein, the number of Shares set forth on the signature pages hereto for the aggregate Purchase Price set forth below on the signature pages hereto. The Investor acknowledges that the Offering is not being underwritten and that there is no minimum offering amount.

(e)       The Company proposes to enter into substantially this same form of Agreement with the Other Investors and expects to complete the sale of Shares to the Other Investors simultaneously with the Closing (as defined below). The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Subscription Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.” The Company represents and warrants that this Subscription Agreement is and will be the same in all material respects as other subscription agreements entered into pursuant to or in connection with the Offering.

(f)       This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

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2.       Closing and Delivery of the Shares and Funds.

(a)       The completion of the purchase and sale of the Shares (the “Closing”) shall take place at 6:00 p.m. Central Time on Wednesday, March 8, 2017, or at such other time as the Company and the Investor shall agree (the “Closing Date”), at the offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, CA 90401. At the Closing, (a) the Company shall cause the Company’s transfer agent to deliver to the Investor, via electronic book-entry in accordance with the instructions provided by the Investor on the signature pages hereto, the number of Shares set forth on the signature pages hereto, registered in the name of the Investor (such Shares, the “Investor Shares”), and (b) the aggregate Purchase Price for the Investor Shares as set forth on the signature pages hereto will be delivered by or on behalf of the Investor to the Company.

(b)       The Company’s obligation to issue and sell the Investor Shares to the Investor and the Investor’s obligation to purchase the Investor Shares from the Company shall be subject to: (x) no objection shall have been raised by The NASDAQ Stock Market, LLC with respect to the consummation of the transactions contemplated by the Agreements in the absence of approval by the Company’s shareholders of such transactions and (y) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act of 1933, as amended (the “Securities Act”), shall have been initiated or threatened by the Commission.

3.       Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Investor that:

(a)       The Company has the requisite right, power and authority to enter into the Agreements, to authorize, issue and sell the Shares as contemplated by the Agreements and to perform and to discharge its obligations hereunder; and the Agreements have been duly authorized, executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except (i) as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity and (ii) to the extent any indemnification or contribution provisions contained therein may further be limited by applicable laws and principles of public policy.

(b)       The Shares to be issued and sold by the Company to the Investor and the Other Investors under the Agreements have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in the Agreements, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus, with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares.

(c) The execution and delivery of the Agreements and the consummation of the transactions contemplated hereby and thereby will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any subsidiary is a party of by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Articles, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under the Subscription Agreement.

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(d)       The Company shall, by 8:00 a.m. (Central time) on the trading day immediately following the date of pricing of the Offering, issue a press release disclosing the material terms of the Offering, and issue a Current Report on Form 8-K including the form of subscription agreement as an exhibit thereto. The Company agrees that neither the press release nor the Current Report on Form 8-K will contain the identity of the Investor or the Other Investors, unless otherwise required by law or any regulatory agency that regulates the Company.

4.       Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

(a)       The Investor (i) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Investor Shares, including investments in securities issued by the Company and investments in comparable companies, (ii) has answered all questions on the signature pages hereto and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (iii) in connection with its decision to purchase the Investor Shares, has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) prior to or in connection with the receipt of this Subscription Agreement, and is relying only upon the Disclosure Package (including the documents incorporated by reference therein) in making its decision to purchase the Investor Shares.

(b)       (i) If the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Investor Shares or has in its possession or distributes any offering material, in all cases at its own expense and (ii) no agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Investor Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Subscription Agreement.

(c)       (i) The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement, and (ii) this Subscription Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

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(d)       The Investor Shares to be purchased by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Investor Shares in compliance with applicable federal and state securities laws. If the Investor is an affiliate of the Company (within the meaning of Rule 144 promulgated under the Securities Act), the Investor acknowledges and understands that the Investor Shares may not be resold by the Investor unless such resale is registered under the Securities Act or such resale is effected pursuant to a valid exemption from the registration requirements of the Securities Act.

(e)       The Investor understands that nothing in this Subscription Agreement, the Prospectus, the Disclosure Package or any other materials presented to the Investor in connection with the purchase and sale of the Investor Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Shares.

(f)       Since the date on which the Company or its agents first contacted such Investor about the Offering, the Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) or engaged in any transactions in the securities of the Company (including, without limitations, any short sales (as defined in Rule 200(a) of Regulation SHO) involving the Company’s securities). The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Subscription Agreement are publicly disclosed.

(g)       On or before the Closing Date, the Investor will deliver to the Company an executed lock-up agreement in form and substance acceptable to the Company. The Investor understands that in connection with the Offering, the Other Investors will execute lock-up agreements that are the same in all material respects as the lock-up agreement executed by the Investor.

5.       Miscellaneous.

(a)       Entire Agreement; Modifications. Except as otherwise provided herein, this Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the signed by the Company and the Investor.

(b)       Survival. All representations, warranties, and agreements of the Company and the Investor herein shall survive delivery of, and payment for, the Investor Shares purchased hereunder.

(c)       Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

(d)       Severability. The provisions of this Subscription Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement and this Subscription Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

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(e)       Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Investor, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other parties hereto.

(f)       Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the Province of British Columbia without regard to the choice of law principles thereof.

(f)       Headings. The headings of the various sections of this Subscription Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Subscription Agreement.

(g)       Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Subscription Agreement shall constitute written confirmation of the Company’s acceptance and agreement to sell the Investor Shares to the Investor.

(h)       Termination. In the event that the Company shall not have received this Agreement executed by the Investor on or before the Commitment Date, the Company shall have the option to terminate this Subscription Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement effective as of the date first written above.

XBIOTECH INC.

By:
Name:
Title:

Address for notice:

XBiotech Inc.
8201 E. Riverside Drive, Bldg. 4, Suite 100
Austin, TX 78744
Attention: Queena Han
Email: qhan@xbiotech.com
Facsimile: (512) 389-9877

With copies to:

Bryan Cave LLP
120 Broadway, Suite 300
Santa Monica, CA 90401
Attention: David G. Andersen
E-mail: dgandersen@bryancave.com
Facsimile: (310) 576-2200

Stikeman Elliott LLP
666 Burrard Street, Suite 1700
Vancouver, BC Canada V6C 2X8
Attention: John F. Anderson
E-mail: janderson@stikeman.com
Facsimile: (604) 681-1825

[Signature Page to Subscription Agreement]

INVESTOR:

(Print Name of Investor)

By:
Name:
Title:

Address for notice:

Email:

Facsimile:

Number of Investor Shares: _____________________________________

Purchase Price Per Share: $_____

Aggregate Purchase Price: _____________________________________

Employer Identification or Social Security Number: _______________________

Company Shares currently held by Investor: ____________________________

DWAC Delivery instructions for the Investor Shares:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Investor Shares are maintained):

DTC Participant Number: _________________________

Name of Account at DTC Participant being credited with the Investor Shares:

Account Number at DTC Participant being credited with the Investor Shares: ________________________________

[Signature Page to Subscription Agreement]